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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: AUGUST 31, 1998

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                            ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     Ohio                            0-21026                    31-1364046
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(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER ITEMS.

         On August 31, 1998, Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company to repurchase up to 300,000 shares of its outstanding common stock during the next twelve months. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROCKY SHOES & BOOTS, INC.

Date: September 2, 1998                By: /s/ David Fraedrich
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                                       David Fraedrich, Executive Vice President
                                       and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.                              Description

99 Press Release, dated August 31, 1998, entitled "Rocky Shoes & Boots, Inc. Announces Stock Repurchase Program."